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                                                                   Exhibit 10.28

                                PROMISSORY NOTE

U.S. $100,000.00                                              September 13, 1999

         FOR VALUE RECEIVED, the undersigned, Christopher Danson, 12320 Alameda Trace Circle, Apartment 1502, Austin, Texas 78727 ("Borrower"), hereby unconditionally promises to pay to the order of TECHNOLOGY SOLUTIONS COMPANY, a Delaware Corporation ("Lender"), having its principal office at 205 North Michigan Avenue, Chicago, Illinois 60601, in lawful money of the United States of America and in immediately available funds, the principal sum of ONE HUNDRED THOUSAND DOLLARS AND NO CENTS ($ 100,000.00), together with interest on the principal balance from time to time outstanding at the rate of five and forty-two one hundredths percent (5.42%) per annum from the date hereof until payment in full on September 13, 2002 (the "Payment Date") in accordance with this Promissory Note; provided, however, that:

         (i) if Borrower has been employed by Lender, or any parent or subsidiary company of Lender, from the date hereof through and including September 13, 2000, then the amount of thirty-three thousand three hundred thirty-three dollars and thirty-three cents ($33,333.33) of outstanding principal indebtedness, plus interest accrued on such amount, shall be discharged and forgiven by Lender and shall no longer be due and, accordingly, Borrower shall have no further obligation to Lender hereunder; and

         (ii) if Borrower has been employed by Lender, or any parent or subsidiary company of Lender, from the date hereof through and including September 13, 2001, then the amount of thirty-three thousand three hundred thirty-three dollars and thirty-three cents ($33,333.33) of outstanding principal indebtedness, plus interest accrued on such amount, shall be discharged and forgiven by Lender and shall no longer be due and, accordingly, Borrower shall have no further obligation to Lender hereunder; and

         (iii) if Borrower has been employed by Lender, or any parent or subsidiary company of Lender, from the date hereof through and including September 13, 2002, then the amount of thirty-three thousand three hundred thirty-three dollars and thirty-four cents ($33,333.34) of outstanding principal indebtedness, plus all remaining interest accrued, shall be discharged and forgiven by Lender and shall no longer be due and, accordingly, Borrower shall have no further obligation to Lender hereunder.

         Borrower, however, shall be responsible for income tax on the principal plus interest, if and when they are recognized as income, which shall be withheld by Lender.

         Borrower reserves the right to prepay this Note, in whole or in part, at any time without penalty. In the event of such prepayment, the amount so prepaid will be applied to principal due and interest will be adjusted accordingly. Payments received by
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Lender from Borrower on this Note shall be applied first to the payment of interest which is due and payable and only thereafter to the outstanding principal balance.

         All payments of principal and interest under this Note shall be made by Borrower to Lender, at Lender's principal place of business as set forth above, or at such other place as Lender may from time to time designate in writing.

         The occurrence or existence of one or more of the following events shall constitute an event of default ("Default") under this Note: (i) the failure of Borrower to pay when due any principal or interest due hereunder; or
(ii) (a) Borrower shall become generally unable to pay his debts as they become due, or (b) Borrower shall make an assignment for the benefit of creditors, or
(c) Borrower shall call a meeting of creditors for the composition of debts, or
(d) a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by or against Borrower, or a custodian, receiver or agent is appointed or authorized to take charge of any of Borrower's properties, or Borrower takes any action to authorize any of the foregoing; or (iii) Borrower shall no longer remain, for any reason, employee of Lender, or a parent or subsidiary company of Lender; or
(iv) there shall be entered against Borrower any judgment or judgments in an aggregate amount in excess of $25,000, unless the amounts of such judgment or judgments are covered by insurance and liability under such insurance has been admitted by the issuer thereof.

         In an event of Default, Lender may, by notice to Borrower, declare all the indebtedness evidenced by this Note to be, and thereupon such indebtedness shall become, immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that if the Default specified in clause (ii)(d) in the immediately preceding paragraph occurs, the indebtedness evidenced by this Note shall automatically become due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower.

         If payment hereunder becomes due and payable on a day which is not a "Business Day" (as defined below), the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the rate specified above. "Business Day" shall mean a day on which banks in Chicago, Illinois are open for the transaction of banking business. In no case or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has received interest hereunder in excess of the highest rate applicable hereto, Lender shall (i) apply such excess to any unpaid principal balance due and payable by Borrower hereunder to Lender; and (ii) if the amount of such excess exceeds the unpaid principal and other liabilities due and payable by Borrower hereunder, Lender shall remit such excess to Borrower.


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         Any notice hereunder shall be sufficiently given if in writing and delivered in person or mailed by first class mail addressed as follows:

         IF TO BORROWER:

         Christopher Danson
         12320 Alameda Trace Circle, No. 1502
         Austin, Texas 78727

         IF TO LENDER:

         Technology Solutions Company
         205 North Michigan Avenue, Suite 1500
         Chicago, Illinois 60601
         Attention: Senior Vice President and Chief Financial Officer

         Borrower and Lender may each designate additional or different addresses by notice to the other party as provided herein.

         Lender shall be under no obligation to marshal any assets in favor of Borrower in payment of any or all of Borrower's liabilities hereunder. To the extent that Borrower makes a payment or payments to Lender, and such payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, provincial, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part hereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         Any dispute between Lender and Borrower arising out of, connected with, related to, or incidental to the relationship established between them connection with this Note, and whether arising in contract, tort, equity, or otherwise, shall be resolved in accordance with the internal laws and not the conflicts of law provisions of the State of Illinois.

         Except as provided in the immediately succeeding paragraph, Lender and Borrower each agree that all disputes between them arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Note and whether arising in contract, tort, equity, or otherwise, shall be resolved only by state or federal courts located in Cook County, Illinois, but Lender and Borrower acknowledge that any appeals from those courts may have to be heard by a court located outside of Cook County, Illinois. Borrower waives any and all objections that he may have to the location of the court considering the dispute.

         Borrower agrees that Lender shall have the right to proceed against Borrower or his property in a court in any location to enable Lender to enforce a judgment or other


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court order entered in favor of Lender. Borrower agrees that he will not assert any permissive counterclaims in any proceeding brought by Lender to enforce a judgment or other court order in favor of Lender. Borrower waives any objection that he may have to the location of the court in which Lender has commenced a proceeding described in this paragraph.

         Borrower waives personal service of any process upon him and consents that all such service of process be made by registered mail directed to Borrower at the address stated herein.

         Borrower waives the posting of any bond otherwise required of Lender to enforce any judgment or other court order entered in favor of Lender, or to enforce this note by specific performance, temporary restraining order, preliminary or permanent injunction.

         Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. Whenever in this Note reference is made to Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns, and the provisions of this Note shall be binding upon and shall inure to the benefit of said successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, receiver and manager, trustee or debtor-in-possession of or for Borrower.


                                 By: /s/  Christopher J. Danson
                                    ----------------------------------
                                    Christopher Danson
                                    Borrower


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                          AMENDMENT OF PROMISSORY NOTE


This Amendment of Promissory Note is entered into this 31 day of August, 1999 and made retroactive to July 30, 1999 by and between Christopher Danson ("Borrower") and Technology Solutions Company ("Lender").

         WHEREAS, reference is made to that certain Promissory Note (the "Note) dated February 23, 1998 in the principal amount of $100,000 signed by Borrower in favor of Lender, a copy of which is attached hereto as Exhibit A.

         WHEREAS, the Note provides that on each of July 30, 1998, July 30, 1999, and July 30, 2000 Borrower shall make mandatory payments of one third (1/3)of the face amount of the principal indebtedness plus interest.

         WHEREAS, on July 30, 1998 Borrower made the first mandatory payment in the amount of $35,275.

         WHEREAS, the mandatory payment date of July 30 was intended to coincide with the approximate date upon which Lender paid bonuses to its Vice Presidents.

         WHEREAS, Lender has changed the date upon which bonuses are paid to its Vice Presidents from the end of July to the end of January of each year, and it is therefore necessary to amend the Note to change the mandatory payment dates to coincide with the payment of bonuses.

         NOW THEREFORE, Borrower and Lender hereby agree as follows:

1. AMENDMENT OF PARAGRAPH 1 OF NOTE. Paragraph 1 of the Note is hereby amended to read as follows: "On each of July 30, 1998, January 31, 2000, and January
31, 2001, Borrower shall pay to Lender one third (1/3) of the face amount of the principal indebtedness evidenced hereby, plus interest as aforesaid."

2. CONTINUATION OF OTHER TERMS. All other terms of the Note shall continue in full force and effect without interruption or amendment.

         IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment of Promissory Note as of the date first written above, effective retroactive to July 30, 1999.

TECHNOLOGY SOLUTIONS COMPANY BORROWER


By: /s/ illegible signature                     /s/ Christopher J. Danson
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                                                    Christopher Danson
Its:  Senior VP and CFO
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